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                                                                  March 31, 1999



El Conquistador Partnership L.P.
1000 El Conquistador Avenue
Las Croabas, Fajardo, Puerto Rico  00738

         Re: Amendment to Reimbursement Agreement and Ratification of Guaranties dated as of January 29, 1999 (the "Second Extension Amendment") among El Conquistador Partnership L.P. ("Borrower"), Patriot American Hospitality, Inc. ("Patriot") and Citicorp Real Estate, Inc. ("CRE")

Gentlemen:

         Reference is made to the Second Extension Amendment and to Borrower's written notice, dated March 12, 1999, of its exercise of the option to extend the Second Extended Maturity Date to the Third Extended Maturity Date (the "Extension Notice"). All initially capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Second Extension Amendment.

         As directed by the Borrower in the Extension Notice, CRE has transferred the amount of $1,689,834.38 from the Cash Flow Reserve Fund into the Reimbursement DSRF Fund and the amount of $525,000 from the Cash Flow Reserve Fund into the GDB DSRF Fund, in satisfaction of Borrower's obligation under
Section 6.b. of the Second Extension Amendment to make such deposits in connection with an extension of the Second Extended Maturity Date to the Third Extended Maturity Date.

         We understand that, as of the date hereof, the Borrower has not entered into the GDB Agreement and has thus failed to satisfy that certain condition to the extension of the Second Extended Maturity Date to the Third Extended Maturity Date more specifically described in item (iii) of Section 3A(e) of the Reimbursement Agreement (the "GDB Condition"). This shall confirm that CRE has agreed to waive satisfaction of the GDB Condition as a condition precedent to the extension of the Second Extended Maturity Date to the Third Extended Maturity Date. Notwithstanding the foregoing or anything to the contrary contained in the Reimbursement Agreement or any of the other L/C Documents, Borrower, by its execution hereof, hereby covenants and agrees to enter into the GDB Agreement on or prior to April 30, 1999. Borrower's failure to timely enter into the GDB Agreement shall constitute an Event of Default under the Reimbursement Agreement without notice or demand and without the benefit



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El Conquistador Partnership L.P.
March 31, 1999
Page 2

of any grace period provided for in any L/C Document. In addition, Borrower, by its execution hereof, hereby represents and warrants to CRE that, as of the date hereof, (i) interest payable on the Reimbursement Amount is current and the indebtedness outstanding under the Reimbursement Agreement is in full force and effect, (ii) no Event of Default or Default exists and no "event of default" or event which, with the passage of time, the giving of notice, or both, would constitute an "event of default" under any of the L/C Documents exists, and
(iii) there has been no material adverse change in the financial condition of Borrower or any of the Guarantors since the Notice Date. Kindly acknowledge and confirm your agreement to the foregoing by signing below where indicated and returning a copy of your signature and the signature of Patriot to the undersigned via facsimile, which facsimile shall constitute an original for all purposes.

         Without in any way waiving, modifying, altering or otherwise prejudicing CRE's rights and remedies under the Reimbursement Agreement and the other L/C Documents, all of which rights and remedies are hereby expressly reserved, this shall confirm that all conditions set forth in Section 3A(e) of the Reimbursement Agreement with respect to the extension of the Second Extended Maturity Date to the Third Extended Maturity Date have been fully and timely satisfied or, with respect to the GDB Condition, expressly waived by CRE. As a result, under the terms of the Reimbursement Agreement, the Second Extended Maturity Date has been automatically extended to the Third Extended Maturity Date.

                           Very truly yours,

                           CITICORP REAL ESTATE, INC.



                            By: /s/
                                ---------------------------







[Signatures continued on the following page]




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El Conquistador Partnership L.P.
March 31, 1999
Page 3


ACKNOWLEDGED, CONFIRMED, ACCEPTED AND AGREED:

EL CONQUISTADOR PARTNERSHIP L.P.,
a Delaware limited partnership

By:      Conquistador Holding, Inc.,
         a Delaware corporation, its general partner


         By: /s/ Larry Vitale
             ------------------------
             Larry Vitale
             Vice President


PATRIOT AMERICAN HOSPITALITY, INC.,
a Delaware corporation


         By: /s/ Larry Vitale
             -----------------------
             Larry Vitale
             Vice President


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